2011 Annual Stockholders  Meeng

Safe Harbor Statement   Statements herein relang to future financial or business performance, condions or strategies and  other financial and business maers, including expectaons regarding future revenues and operang  expenses,  are  forward-looking  statements  within  the  meaning  of  the  Private  Securies  Ligaon  Reform  Act.    GenVec  cauons  that  these  forward-looking  statements  are  subject  to  numerous  assumpons, risks and uncertaines, which change over me.  Factors that may cause actual results  to  differ  materially  from  the  results  discussed  in  the  forward-looking  statements  or  historical  experience  include  risks  and  uncertaines,  including  the  failure  by  GenVec  to  secure  and  maintain  relaonships with collaborators; risks relang to clinical trials; risks relang to the commercializaon,  if  any,  of  GenVec’s  proposed  product  candidates  (such  as  markeng,  regulatory,  patent,  product  liability, supply, compeon and other risks); dependence on the efforts of third pares;  dependence  on intellectual property; and risks that we may lack the financial resources and access to capital to  fund our operaons.  Further informaon on the factors and risks that could affect GenVec’s business;  financial condions and results of operaons are contained in GenVec’s filings with the U.S. Securies  and  Exchange  Commission  (SEC),  which  are  available  at  www.sec.gov.    The  forward-looking  statements speak only as of the date of this presentaon, and GenVec assumes no duty to update  forward-looking statements.   June  15, 2011  Annual Stockholders Meeng  2

Key Points   •  Stock price   –  Gap between price and intrinsic value  –  Execute on the business plan  –  Educate invesng community   •  Business model   •  Upcoming milestones   June  15, 2011  Annual Stockholders Meeng  3

GenVec Strategy   Build shareholder value by   Using differenated, proprietary technology to  create superior therapeucs and vaccines that  are developed and commercialized through  collaboraons   June  15, 2011  Annual Stockholders Meeng  4

Collaboraons  Drive  Development   Human Therapeucs   Human Vaccines  Animal Health   An Array of Product Programs   Generated by GenVec’s Proprietary, Core Technology   June  15, 2011  Annual Stockholders Meeng  5

A True Plaorm   •  Flexible, cost-effecve product discovery   –   Enables therapeucs and vaccines  –   Genes used to produce desired proteins  –   Rapid proof of concept tesng   •  Product candidates that meet partner’s needs   –   Address crical problems  –   Proprietary   •  Manufacturing, stability and safety advantages   June  15, 2011  Annual Stockholders Meeng  6

GenVec Programs   Human Vaccines  Human Therapeucs  Animal Health   •  RSV (NIH)  •  Hearing Loss &  • FMD   •  Dengue Fever (NMRC  Balance Disorders  ─  Development  & HJF)  (Novars)  (DHS)  •  Malaria (USMMVP)  •  TNFerade for Cancer  ─  Commercial  •  HIV (NIH – VRC)  (Merial)  •  HSV-2  • Swine diseases  (Merial)   June  15, 2011  Annual Stockholders Meeng  7

Recent Progress   •  Hearing loss: Manufacturing of clinical supplies  •  Dengue fever: New collaboraon and funding  •  RSV: Partnering efforts iniated  •  FMD: Commercializaon agreement with  Merial  •  Viral diseases of swine: New Merial agreement   June  15, 2011  Annual Stockholders Meeng  8

Key Objecves   Vaccines  Therapeucs  Animal Health   •  RSV: Corporate  •  Advance hearing loss to  •  FMD: Field safety study  collaboraon  the clinic (Novars)  (DHS)  •  Dengue fever: Animal  •  Collaboraon to develop  •  FMD: Animal tesng  data (NMRC)  TNFerade  (Merial)  •  Malaria: Lead  •  Swine diseases: Iniate  opmizaon (USMMVP)  development program  •  HSV: Proof of concept  (Merial)  data   June  15, 2011  Annual Stockholders Meeng  9

Financial Highlights   Benefits of Collaboraons    2010 2011(proj)  Revenues  $16.5M  $20-22M  Cash Burn   $10.7M  $6-8M  Cash (12/31)  $35.2M  $27-29M   June  15, 2011  Annual Stockholders Meeng  10

HEARING LOSS AND BALANCE  DISORDERS

Overview   •  30- 40 million Americans could benefit from a  mechanical device to assist hearing  •  Our innovave approach is first in class in a  major commercial opportunity  •  Our collaborator, Novars, is a global leader in  novel therapeucs  •  The lead candidate is advancing to the clinic   June  15, 2011  Annual Stockholders Meeng  12

Novars  Collaboraon   •  Novars responsible for worldwide  development and commercializaon  •  Up to $213.6M in milestone payments  •  Royales on product sales  •  Addional $12.7M development agreement  for supply of clinical materials   June  15, 2011  Annual Stockholders Meeng  13

The Ear   June  15, 2011  Annual Stockholders Meeng  14

The Problem:   Loss of Sensory Cells   •  Trauma causes loss of  sensory cells  •  Loss of cells causes loss  of hearing  Mild Loss  •  Mammals cannot  regenerate sensory  cells   Severe Loss   June  15, 2011  Annual Stockholders Meeng  15

Therapeuc  Strategy:   Generate New Sensory Cells   •  Convert supporng cells to needed sensory cells  •  Trigger conversion with the natural developmental  regulator - Atonal protein  •  Deliver the Atonal gene to the supporng cells using  an adenovector to produce the protein  •  Atonal protein induces sensory cell formaon    June  15, 2011  Annual Stockholders Meeng  16

Regeneraon  of Hair Cells   Untreated  Treated   Izumikawa et al. Nature Medicine, 2005, 11(3):  271-276   June  15, 2011  Annual Stockholders Meeng  17

Regenerated Sensory Cells  Aract Nerves   Neuronal   outgrowth   New sensory cell   Kawamoto et al. J. Neuroscience, 2003, 23(11):  4395-4400   June  15, 2011  Annual Stockholders Meeng  18

Treatment Restores Hearing   Deafened  Treated  Guinea Pig Model  Control   ABR Threshold (dB SPL)   105  90  75  60  45  30  15   4  8  16  24   Frequency (kHz)   Izumikawa et al. Nature Medicine, 2005, 11(3):  271-276   June  15, 2011  Annual Stockholders Meeng  19

Differenated  Vaccines   •  Broadly applicable vaccine technology   –  Suite of vectors for gene delivery  –  Versale cell lines for vector producon  –  Smulaon of both arms of immune system   •  Vaccines that overcome known problems   –  Respiratory Syncyal Virus (RSV)  –  Foot and mouth disease (FMD)  –  Herpes simplex virus (HSV)   June  15, 2011  Annual Stockholders Meeng  20

In Summary   •  Sustainable business strategy   •  Funded product pipeline with many upcoming  development milestones  •  Emerging partnering opportunies  •  Solid financial posion: Greater than 3 years   of operang capital   June  15, 2011  Annual Stockholders Meeng  21